Exhibit 99.B(h)(18)(i)

AMENDED SCHEDULE A

with respect to the

ALLOCATION AGREEMENT – BLANKET BOND

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING Financial Services Fund

ING Fundamental Research Fund

ING Index Plus LargeCap Equity Fund

ING Index Plus LargeCap Equity Fund II

ING LargeCap Growth Fund

ING LargeCap Value Fund

ING MidCap Opportunities Fund

ING MidCap Value Fund

ING Principal Protection Fund III

ING Principal Protection Fund IV

ING Principal Protection Fund V

ING Principal Protection Fund VI

ING Principal Protection Fund VII

ING Principal Protection Fund VIII

ING Principal Protection Fund IX

ING Principal Protection Fund X

ING Principal Protection Fund XI

ING Principal Protection Fund XII

ING Real Estate Fund

ING SmallCap Opportunities Fund

ING SmallCap Value Choice Fund

ING SmallCap Value Fund

ING Value Choice Fund

ING FUNDS TRUST

ING Classic Money Market Fund

ING GNMA Income Fund

ING High Yield Bond Fund

ING Institutional Prime Money Market Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING MagnaCap Fund

ING INVESTORS TRUST

ING AllianceBernstein Mid Cap Growth Portfolio(1)

ING American Funds Growth Portfolio

ING American Funds Growth-Income Portfolio

ING American Funds International Portfolio

ING BlackRock Inflation Protected Bond Portfolio

ING BlackRock Large Cap Growth Portfolio(1)

ING BlackRock Large Cap Value Portfolio(1)

ING Capital Guardian Small/Mid Cap Portfolio(1)

ING Capital Guardian U.S. Equities Portfolio(1)

ING Disciplined Small Cap Value Portfolio

ING EquitiesPlus Portfolio

ING Evergreen Health Sciences Portfolio(1)

ING Evergreen Omega Portfolio(1)

ING FMRSM Diversified Mid Cap Portfolio(1)

ING FMRSM Large Cap Growth Portfolio(1)

ING FMRSM Mid Cap Growth Portfolio(1)

ING Franklin Income Portfolio(1)

ING Franklin Mutual Shares Portfolio(1)

ING Franklin Templeton Founding Strategy Portfolio

ING Global Real Estate Portfolio

ING Global Resources Portfolio(1)

ING Global Technology Portfolio(1)

ING International Growth Opportunities Portfolio(1)

ING Janus Contrarian Portfolio(1)

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.

ING JPMorgan Emerging Markets Equity Portfolio(1)

ING JPMorgan Small Cap Core Equity Portfolio(1)

ING JPMorgan Value Opportunities Portfolio(1)

ING Julius Baer Foreign Portfolio(1)

ING Legg Mason Value Portfolio(1)

ING LifeStyle Aggressive Growth Portfolio

ING LifeStyle Growth Portfolio

ING LifeStyle Moderate Growth Portfolio

ING LifeStyle Moderate Portfolio

ING Limited Maturity Bond Portfolio(1)

ING Liquid Assets Portfolio(1)

ING Lord Abbett Affiliated Portfolio(1)

ING MarketPro Portfolio

ING MarketStyle Growth Portfolio

ING MarketStyle Moderate Portfolio

ING MarketStyle Moderate Growth Portfolio

ING Marsico Growth Portfolio(1)

ING Marsico International Opportunities Portfolio

ING MFS Total Return Portfolio(1)

ING MFS Utilities Portfolio

ING Oppenheimer Main Street Portfolio®(1)

ING PIMCO Core Bond Portfolio(1)

ING PIMCO High Yield Portfolio(1)

ING Pioneer Equity Income Portfolio

ING Pioneer Fund Portfolio(1)

ING Pioneer Mid Cap Value Portfolio(1)

ING Stock Index Portfolio(1)

ING T. Rowe Price Capital Appreciation Portfolio(1)

ING T. Rowe Price Equity Income Portfolio(1)

ING Templeton Global Growth Portfolio(1)

ING UBS U.S. Allocation Portfolio(1)

ING Van Kampen Capital Growth Portfolio(1)

ING Van Kampen Global Franchise Portfolio(1)

ING Van Kampen Growth and Income Portfolio(1)

ING Van Kampen Real Estate Portfolio(1)

ING VP Index Plus International Equity Portfolio

ING Wells Fargo Disciplined Value Portfolio(1)

ING Wells Fargo Small Cap Disciplined Portfolio

ING MAYFLOWER TRUST

ING International Value Fund

ING MUTUAL FUNDS

ING Disciplined International SmallCap Fund

ING Diversified International Fund

ING Emerging Countries Fund

ING Emerging Markets Fixed Income Fund

ING Foreign Fund

ING Global Bond Fund

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Fund

ING International Value Choice Fund

ING International Opportunities Fund

ING Russia Fund

ING PARTNERS, INC.

ING American Century Large Company Value Portfolio

ING American Century Small-Mid Cap Value Portfolio

ING Baron Asset Portfolio

ING Baron Small Cap Growth Portfolio

ING Columbia Small Cap Value II Portfolio

ING Davis Venture Value Portfolio

ING Fidelity® VIP Contrafund® Portfolio

ING Fidelity® VIP Equity-Income Portfolio

ING Fidelity® VIP Growth Portfolio

ING Fidelity® VIP Mid Cap Portfolio

ING Fundamental Research Portfolio

ING JPMorgan International Portfolio

ING JPMorgan Mid Cap Value Portfolio

ING Legg Mason Partners Aggressive Growth Portfolio

ING Legg Mason Partners Large Cap Growth Portfolio

ING Lord Abbett U.S. Government Securities Portfolio

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.

ING Neuberger Berman Partners Portfolio

ING Neuberger Berman Regency Portfolio

ING OpCap Balanced Value Portfolio

ING Oppenheimer Global Portfolio

ING Oppenheimer Strategic Income Portfolio

ING PIMCO Total Return Portfolio

ING Pioneer High Yield Portfolio

ING Solution 2015 Portfolio

ING Solution 2025 Portfolio

ING Solution 2035 Portfolio

ING Solution 2045 Portfolio

ING Solution Income Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio

ING Templeton Foreign Equity Portfolio

ING Thornburg Value Portfolio

ING UBS U.S. Large Cap Equity Portfolio

ING UBS U.S. Small Cap Growth Portfolio

ING Van Kampen Comstock Portfolio

ING Van Kampen Equity and Income Portfolio

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING SPorts Core Fixed Income Fund

ING SPorts Core Plus Fixed Income Fund

ING VARIABLE INSURANCE TRUST

ING GET U.S. Core Portfolio - Series 1

ING GET U.S. Core Portfolio - Series 2

ING GET U.S. Core Portfolio - Series 3

ING GET U.S. Core Portfolio - Series 4

ING GET U.S. Core Portfolio - Series 5

ING GET U.S. Core Portfolio - Series 6

ING GET U.S. Core Portfolio - Series 7

ING GET U.S. Core Portfolio - Series 8

ING GET U.S. Core Portfolio - Series 9

ING GET U.S. Core Portfolio - Series 10

ING GET U.S. Core Portfolio - Series 11

ING GET U.S. Core Portfolio - Series 12

ING GET U.S. Core Portfolio - Series 13

ING GET U.S. Core Portfolio - Series 14

ING VP Global Equity Dividend Portfolio

ING VARIABLE PRODUCTS TRUST

ING VP Financial Services Portfolio

ING VP High Yield Bond Portfolio

ING VP International Value Portfolio

ING VP MidCap Opportunities Portfolio

ING VP Real Estate Portfolio

ING VP SmallCap Opportunities Portfolio

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.